Exhibit 99.2

ENBRIDGE ENERGY PARTNERS, L.P.
CONSOLIDATED STATEMENTS OF INCOME

	For the three months
	ended March 31,
	2016	2015
	(unaudited; in millions, except per unit amounts)
Operating revenues:
Commodity sales	$377.8	$800.9
Commodity sales - affiliate	5.2	21.8
Transportation and other services	656.0	574.7
Transportation and other services - affiliate	22.6	31.2
	1,061.6	1,428.6
Operating expenses:
Commodity costs	335.4	761.2
Commodity costs - affiliate	12.6	17.9
Environmental costs, net of recoveries	16.9	0.8
Operating and administrative	96.5	98.2
Operating and administrative - affiliate	118.5	118.9
Power	72.8	63.6
Depreciation and amortization	140.9	128.4
	793.6	1,189.0
Operating income	268.0	239.6
Interest expense, net	(112.9)	(48.3)
Allowance for equity used during construction	12.3	23.0
Other income	7.5	5.9
Income before income tax expense	174.9	220.2
Income tax expense	(2.5)	(2.4)
Net income	172.4	217.8
Less: Net income attributable to:
Noncontrolling interest	68.8	51.3
Series 1 preferred unit distributions	22.5	22.5
Accretion of discount on Series 1 preferred units	1.1	3.9
Net income attributable to general and limited partner
ownership interests in Enbridge Energy Partners, L.P.	$80.0	$140.1
Net income allocable to common units and i-units	$24.1	$85.9
Net income per common unit and i-unit (basic and diluted)	$0.07	$0.26
Weighted average common units and i-units outstanding (basic and diluted)	344.7	332.6

ENBRIDGE ENERGY PARTNERS, L.P.
CONSOLIDATED STATEMENTS OF CASH FLOWS
	For the three months
	ended March 31,
	2016	2015
	(unaudited; in millions)
Cash provided by operating activities:
Net income	$172.4	$217.8
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	140.9	128.4
Derivative fair value net losses	30.7	10.3
Inventory market price adjustments	-	4.6
Environmental costs, net of recoveries	15.9	(0.2)
Distributions from investments in joint ventures	7.1	5.7
Equity earnings from investments in joint ventures	(7.1)	(5.7)
Allowance for equity used during construction	(12.3)	(23.0)
Amortization of debt issuance and hedging costs	10.6	2.8
Other	(1.9)	1.6
Changes in operating assets and liabilities, net of acquisitions:
Receivables, trade and other	9.8	10.6
Due from General Partner and affiliates	(32.6)	(55.6)
Accrued receivables	35.6	190.4
Inventory	19.8	56.2
Current and long-term other assets	5.8	(13.9)
Due to General Partner and affiliates	(30.3)	12.9
Accounts payable and other	(81.4)	(36.2)
Environmental liabilities	(5.0)	(7.7)
Accrued purchases	(32.1)	(121.3)
Interest payable	23.6	(0.8)
Property and other taxes payable	(3.2)	3.6
Net cash provided by operating activities	266.3	380.5

Cash used in investing activities:
Additions to property, plant and equipment	(389.7)	(460.0)
Asset acquisitions	-	(85.1)
Changes in restricted cash	11.6	40.4
Investments in joint ventures	-	(1.9)
Distributions from investments in joint ventures in excess of cumulative earnings	4.2	2.4
Other	(0.5)	0.2
Net cash used in investing activities	(374.4)	(504.0)

Cash provided by financing activities:
Net proceeds from unit issuances	-	294.8
Distributions to partners	(216.0)	(194.2)
Repayments to General Partner	-	(306.0)
Net borrowings under credit facilities	405.0	155.0
Net commercial paper borrowings (repayments)	(136.4)	165.0
Contributions from noncontrolling interest	54.4	199.5
Distributions to noncontrolling interest	(7.6)	(107.0)
Other	(0.8)	-
Net cash provided by financing activities	98.6	207.1

Net increase (decrease) in cash and cash equivalents	(9.5)	83.6
Cash and cash equivalents at beginning of year	148.1	197.9
Cash and cash equivalents at end of period	$138.6	$281.5

ENBRIDGE ENERGY PARTNERS, L.P.
CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

	March 31,	December 31,
	2016	2015
ASSETS	(unaudited; in millions)
Current assets:
Cash and cash equivalents	$138.6	$148.1
Restricted cash	23.0	37.6
Receivables, trade and other, net of allowance for doubtful accounts of $2.6 million
and $2.5 million at March 31, 2016 and December 31, 2015, respectively	17.1	25.2
Due from General Partner and affiliates	92.0	59.4
Accrued receivables	42.3	77.9
Inventory	15.3	35.1
Other current assets	143.7	173.0
	472.0	556.3
Property, plant and equipment, net	17,572.6	17,412.4
Intangible assets, net	274.6	280.0
Other assets, net	508.0	525.6
	$18,827.2	$18,774.3
LIABILITIES AND PARTNERS’ CAPITAL
Current liabilities:
Due to General Partner and affiliates	$160.6	$190.9
Accounts payable and other	493.2	654.9
Environmental liabilities	108.3	95.8
Accrued purchases	114.0	146.1
Interest payable	122.5	98.9
Property and other taxes payable	100.5	103.7
Current maturities of long-term debt	300.0	300.0
	1,399.1	1,590.3

Long-term debt	7,997.7	7,728.4
Due to General Partner and affiliates	260.8	238.3
Other long-term liabilities	354.4	305.2
	10,012.0	9,862.2

Commitments and contingencies
Partners’ capital:
Series 1 preferred units (48,000,000 authorized and issued at March 31, 2016 and
December 31, 2015)	1,187.9	1,186.8
Class D units (66,100,000 authorized and issued at March 31, 2016 and
December 31, 2015)	2,517.5	2,517.6
Class E units (18,114,975 authorized and issued at March 31, 2016 and
December 31, 2015)	778.3	778.2
Class A common units (262,208,428 authorized and issued at March 31, 2016
and December 31, 2015)	-	-
Class B common units (7,825,500 authorized and issued at March 31, 2016
and December 31, 2015)	-	-
i-units (75,911,421 and 73,285,739 authorized and issued at March 31, 2016 and
December 31, 2015, respectively)	92.0	212.6
Incentive distribution units (1,000 authorized and issued at March 31, 2016 and
December 31, 2015)	495.1	495.0
General Partner	131.9	147.4
Accumulated other comprehensive loss	(447.6)	(370.0)
Total Enbridge Energy Partners, L.P. partners’ capital	4,755.1	4,967.6
Noncontrolling interest	4,060.1	3,944.5
Total partners’ capital	8,815.2	8,912.1
	$18,827.2	$18,774.3

NET INCOME PER LIMITED PARTNER UNIT

We allocate our net income among our Series 1 Preferred Units, or Preferred Units, our General Partner interest and our limited partner units using the two-class method in accordance with applicable authoritative accounting guidance. Under the two-class method, we allocate our net income attributable to our General Partner and our limited partners according to the distribution formula for available cash as set forth in our partnership agreement. We allocate our net income to our limited partners owning Class D units and Class E units equal to the distributions that they receive. We also allocate any earnings in excess of distributions to our General Partner and limited partners owning Class A and Class B common units and i-units utilizing the distribution formula for available cash specified in our partnership agreement. We allocate any distributions in excess of earnings for the period to our General Partner and limited partners owning Class A and B common units and i-units based on their sharing of losses of 2% and 98%, respectively, as set forth in our partnership agreement. We calculate distributions to the General Partner and limited partners based upon the distribution rates and percentages set forth in the following table:

Distribution Targets	Portion of Quarterly Distribution Per Unit	Percentage Distributed to General Partner and IDUs (1)	Percentage Distributed to Limited partners
Minimum Quarterly Distribution	Up to $0.5435	2%	98%
First Target Distribution	> $0.5435	25%	75%

(1)	For distributions in excess of the Minimum Quarterly Distribution, this percentage includes both the General Partner's distributions of 2% and the distribution to the Incentive Distribution Unit holder, a wholly-owned subsidiary of our General Partner.
We determined basic and diluted net income per limited partner unit as follows:

We determined basic and diluted net income per limited partner unit as follows:

	For the three months
	ended March 31,
	2016	2015
	(in millions, except per unit amounts)
Net income	$172.4	$217.8
Less: Net income attributable to:
Noncontrolling interest	(68.8)	(51.3)
Series 1 preferred unit distributions	(22.5)	(22.5)
Accretion of discount on Series 1 preferred units	(1.1)	(3.9)
Net income attributable to general and limited partner
interests in Enbridge Energy Partners, L.P.	80.0	140.1
Less: distributions:
Incentive distributions	(5.2)	(3.4)
Distributed earnings attributed to our General Partner	(5.2)	(5.0)
Distributed earnings attributed to Class D and Class E units	(49.1)	(48.0)
Total distributed earnings to our General Partner, Class D and
Class E units and IDUs	(59.5)	(56.4)
Total distributed earnings attributed to our common units and
i-units	(201.7)	(193.5)
Total distributed earnings	(261.2)	(249.9)
Overdistributed earnings	$(181.2)	$(109.8)
Weighted average common units and i-units outstanding	344.7	332.6

Basic and diluted earnings per unit:
Distributed earnings per common unit and i-unit (1)	$0.59	$0.58
Overdistributed earnings per common unit and i-unit (2)	(0.52)	(0.32)
Net income per common unit and i-unit (basic and diluted) (3)	$0.07	$0.26

(1)	Represents the total distributed earnings to common units and i-units divided by the weighted average number of common units and i-units outstanding for the period.
(2)	Represents the common units' and i-units' share (98%) of distributions in excess of earnings divided by the weighted average number of common units and i-units outstanding for the period and overdistributed earnings allocated to the common units and i-units based on the distribution waterfall that is outlined in our partnership agreement.
(3)	For the three months ended March 31, 2016 and 2015, 43,201,310 anti-dilutive Preferred units, 66,100,000 anti-dilutive Class D units and 18,114,975 anti-dilutive Class E units were excluded from the if-converted method of calculating diluted earnings per unit.

SEGMENT INFORMATION

Our business is divided into operating segments, defined as components of the enterprise, about which financial information is available and evaluated regularly by our Chief Operating Decision Maker, collectively comprised of our senior management, in deciding how resources are allocated and performance is assessed.

Each of our reportable segments is a business unit that offers different services and products that are managed separately, because each business segment requires different operating strategies. We have segregated our business activities into two distinct operating segments:

•	Liquids; and

•	Natural Gas.

The following tables present certain financial information relating to our business segments and corporate activities:

	As of and for the three months ended March 31, 2016
	Liquids	Natural Gas	Corporate (1)	Total
	(in millions)
Operating revenues: (2)
Commodity sales	$-	$383.0	$-	$383.0
Transportation and other services	629.7	48.9	-	678.6
	629.7	431.9	-	1,061.6
Operating expenses:
Commodity costs	-	348.0	-	348.0
Environmental costs, net of recoveries	16.9	-	-	16.9
Operating and administrative	137.2	74.3	3.5	215.0
Power	72.8	-	-	72.8
Depreciation and amortization	101.4	39.5	-	140.9
	328.3	461.8	3.5	793.6
Operating income (loss)	301.4	(29.9)	(3.5)	268.0
Interest expense, net	-	-	(112.9)	(112.9)
Allowance for equity used during construction	-	-	12.3	12.3
Other income	-	7.1 (3)	0.4	7.5
Income (loss) before income tax expense	301.4	(22.8)	(103.7)	174.9
Income tax expense	-	-	(2.5)	(2.5)
Net income (loss)	301.4	(22.8)	(106.2)	172.4
Less: Net income attributable to:
Noncontrolling interest	-	-	68.8	68.8
Series 1 preferred unit distributions	-	-	22.5	22.5
Accretion of discount on Series 1 preferred units	-	-	1.1	1.1
Net income (loss) attributable to general and limited partner
ownership interests in Enbridge Energy Partners, L.P.	$301.4	$(22.8)	$(198.6)	$80.0
Total assets	$13,650.3	$5,026.4 (4)	$150.5	$18,827.2
Capital expenditures (excluding acquisitions)	$264.3	$18.6	$(0.9)	$282.0

(1)	Corporate consists of interest expense, interest income, allowance for equity used during construction, noncontrolling interest and other costs such as income taxes, which are not allocated to the business segments.
(2)	There were no intersegment revenues for the three months ended March 31, 2016.
(3)	Other income (expense) for our Natural Gas segment includes our equity investment in the Texas Express NGL system.
(4)	Total assets for our Natural Gas segment includes $368.0 million for our equity investment in the Texas Express NGL system.

	As of and for the three months ended March 31, 2015
	Liquids	Natural Gas	Corporate (1)	Total
	(in millions)
Operating revenues: (2)
Commodity sales	$-	$822.7	$-	$822.7
Transportation and other services	555.1	50.8	-	605.9
	555.1	873.5	-	1,428.6
Operating expenses:
Commodity costs	-	779.1	-	779.1
Environmental costs, net of recoveries	0.8	-	-	0.8
Operating and administrative	130.4	82.7	4.0	217.1
Power	63.6	-	-	63.6
Depreciation and amortization	90.1	38.3	-	128.4
	284.9	900.1	4.0	1,189.0
Operating income (loss)	270.2	(26.6)	(4.0)	239.6
Interest expense, net	-	-	(48.3)	(48.3)
Allowance for equity used during construction	-	-	23.0	23.0
Other income	-	5.7 (3)	0.2	5.9

Income (loss) before income tax expense	270.2	(20.9)	(29.1)	220.2
Income tax expense	-	-	(2.4)	(2.4)

Net income (loss)	270.2	(20.9)	(31.5)	217.8
Less: Net income attributable to:
Noncontrolling interest	-	-	51.3	51.3
Series 1 preferred unit distributions	-	-	22.5	22.5
Accretion of discount on Series 1 preferred units	-	-	3.9	3.9
Net income (loss) attributable to general and limited partner
ownership interests in Enbridge Energy Partners, L.P.	$270.2	$(20.9)	$(109.2)	$140.1

Total assets	$12,143.3	$5,482.9 (4)	$430.5	$18,056.7

Capital expenditures (excluding acquisitions)	$456.3	$55.5	$-	$511.8

(1)	Corporate consists of interest expense, interest income, allowance for equity used during construction, noncontrolling interest and other costs such as income taxes, which are not allocated to the business segments.
(2)	There were no intersegment revenues for the three months ended March 31, 2015.
(3)	Other income (expense) for our Natural Gas segment includes our equity investment in the Texas Express NGL system.
(4)	Total assets for our Natural Gas segment includes $380.1 million for our equity investment in the Texas Express NGL system.